Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

MATTHEW SCIABACUCCHI, Derivatively on Behalf of TRANSDIGM GROUP INCORPORATED

Plaintiff,

v.

W. NICHOLAS HOWLEY, KEVIN STEIN, DAVID BARR, WILLIAM DRIES, MERVIN DUNN, MICHAEL S. GRAFF, SEAN P. HENNESSY, RAYMOND LAUBENTHAL, GARY MCCULLOUGH, MICHELE SANTANA, ROBERT J. SMALL, and JOHN STAER,

Individual Defendants

-and-

TRANSDIGM GROUP INCORPORATED, a Delaware corporation,

Nominal Defendant.
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NOTICE OF PENDENCY AND PROPOSED
SETTLEMENT OF DERIVATIVE ACTION
TO:     ALL RECORD AND BENEFICIAL HOLDERS OF COMMON STOCK OF TRANSDIGM GROUP INC. (“TRANSDIGM” OR THE “COMPANY”) AS OF THE CLOSE OF BUSINESS ON AUGUST 19, 2022 (THE “COMPANY STOCKHOLDERS”).
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF A LAWSUIT AND CONTAINS IMPORTANT INFORMATION. YOUR RIGHTS WILL BE AFFECTED BY THE LEGAL PROCEEDINGS IN THIS LITIGATION. IF THE COURT APPROVES THE PROPOSED SETTLEMENT, YOU WILL BE BARRED FROM CONTESTING THE FAIRNESS OF THE PROPOSED SETTLEMENT, OR PURSUING THE RELEASED CLAIMS (AS DEFINED BELOW).
BECAUSE THIS ACTION WAS BROUGHT AS A DERIVATIVE ACTION ON BEHALF OF AND FOR THE BENEFIT OF TRANSDIGM, THE BENEFITS FROM THE SETTLEMENT WILL GO TO TRANSDIGM. INDIVIDUAL COMPANY STOCKHOLDERS WILL NOT RECEIVE ANY DIRECT PAYMENT FROM THE SETTLEMENT. IF YOU DO NOT OBJECT TO THE TERMS OF THE PROPOSED SETTLEMENT DESCRIBED IN THIS NOTICE, YOU DO NOT NEED TO TAKE ANY ACTION.

The purpose of this Notice is to inform you of a proposed settlement (the “Settlement”) of the above-captioned action (the “Action”) pending before the Court of Chancery of the State of Delaware (the “Court”) and of a hearing to be held before the Court on November 10, 2022, at 11:00 a.m. (the “Settlement Hearing”). The purpose of the Settlement Hearing is to: (a) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable and adequate and in the best interests of TransDigm and the Company Stockholders; (b) determine whether the Court should enter an Order and Final Judgment as provided in the Stipulation and releasing the Plaintiff’s Released Claims and Defendants’ Released Claims (defined below); (c) hear the application by Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of litigation expenses and Plaintiff’s incentive award; (d) hear and determine any objections to the Settlement or the application by Plaintiff’s Counsel for an award of attorneys’ fees and expenses; and (e) rule on such other matters as the Court may deem appropriate.
If you are a Company Stockholder, this Notice will inform you of how, if you so choose, you may enter your appearance in the Action or object to the proposed Settlement or the attorneys’ fees in connection with the proposed settlement and have your objection heard at the Settlement Hearing. The Notice and the Stipulation are publicly available on TransDigm’s website: www.Transdigm.com/investor-relations/other-information/
THE FOLLOWING RECITATION DOES NOT CONSTITUTE FINDINGS OF THE COURT AND SHOULD NOT BE UNDERSTOOD AS AN EXPRESSION OF ANY OPINION OF THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES BY ANY OF THE PARTIES. IT IS BASED ON STATEMENTS OF THE PARTIES AND IS SENT FOR THE SOLE PURPOSE OF INFORMING YOU OF THE EXISTENCE OF THIS ACTION AND OF A HEARING ON A PROPOSED SETTLEMENT SO THAT YOU MAY MAKE APPROPRIATE DECISIONS AS TO STEPS THAT YOU MAY, OR MAY NOT, WISH TO TAKE IN RELATION TO THIS ACTION.
BACKGROUND AND DESCRIPTION OF THE ACTION
On November 1, 2021, Plaintiff Matthew Sciabacucchi (“Plaintiff”), on behalf of TransDigm and its stockholders, filed a Verified Stockholder Derivative Complaint (the “Complaint”) against W. Nicholas Howley, Kevin Stein, David Barr, William Dries, Mervin Dunn, Michael S. Graff, Sean P. Hennessy, Raymond Laubenthal, Gary McCullough, Michele Santana, Robert J. Small and John Staer (collectively the “Defendants”), and Nominal Defendant TransDigm Group Incorporated (“TransDigm” or the “Company,” and collectively with Plaintiff and Defendants, the “Parties”).
The Complaint purports to assert derivative claims against the Defendants challenging compensation awarded to executive directors1 and non-employee directors2 in 2020 as excessive and unfair. The Complaint specifically asserts that unfair and excessive compensation was awarded to the Defendants in the form of (1) option grants that vested based on annual operating performance (“AOP”) targets, (2) vesting of unvested options despite non-achievement of requisite AOP targets; and (3) dividend equivalent payments (“DEPs”) paid on vested but unexercised options held by Defendants without an articulated Board plan or a stockholder approved plan in place (collectively the “Awards”). The Complaint further alleges that Defendants breached their fiduciary duties by engaging in a quid pro quo scheme in which certain non-employee director Defendants awarded Howley and Stein excessive compensation so that they would not object to the non-employee director Defendants’ own excessive compensation, committed waste of corporate assets, and unjustly enriched themselves in approving the compensation. The Complaint also alleges that the compensation received by Howley, the Company’s executive chairman until August 2021, was excessive in part because his compensation was over three times the amount Stein, the Company’s CEO, received in compensation for FY 2020 and Howley’s compensation was excluded from the compensation consultant’s report.
1    Howley and Stein are executive director Defendants.
2    Barr, Dries, Dunn, Graff, Hennessy, Laubenthal, McCullough, Santana, Small and Staer are non-employee director Defendants.

Before bringing his Complaint, Plaintiff sought books and records of TransDigm concerning the Awards (the “220 Demand”). In response to that request, TransDigm produced to Plaintiff approximately seven hundred pages of documents, which Plaintiff’s counsel reviewed and utilized in drafting the Complaint.
William Dries passed away on December 2, 2020, prior to the filing of the Action. On December 17, 2021, Plaintiff filed a notice of dismissal without prejudice of Dries.
HOW THE SETTLEMENT WAS REACHED
On June 20, 2022, after extensive arm’s-length negotiations, the parties reached an agreement in principle and executed a term sheet providing for the settlement of Plaintiff’s claims against Defendants on the terms set forth therein. On August 19, 2022, the parties filed a Stipulation of Settlement (“Stipulation”) reflecting the terms of the Parties’ settlement of this Action (the “Settlement”).
The Settlement reflects the results of the parties’ negotiations, agreement as to which was only reached after arm’s-length negotiations between the Settling Parties who were all represented by counsel with extensive experience and expertise in stockholder derivative litigation.
Each of the Defendants has denied, and continues to deny, that he or she has committed any breach of duty, breached any other law, or engaged in any of the wrongful acts alleged in the Action, expressly maintains that he or she diligently and scrupulously complied with his or her fiduciary and other legal duties, to the extent such duties exist, and further believes that the Action is without merit, and is entering into this Stipulation and the Settlement solely to eliminate the burden, expense, and uncertainties inherent in further litigation.
Plaintiff commenced the Action in good faith and continues to believe that his derivative claims have legal merit, and the entry by Plaintiff into this Stipulation is not an admission as to a lack of any merit of any derivative claims asserted or that could be asserted in the Action. Plaintiff has concluded that the Settlement is fair and adequate, and that it is appropriate and reasonable to pursue the Settlement based on the terms and procedures outlined herein.
The Company and its Board of Directors (the “Board”) have determined that a settlement pursuant to the terms set forth in this Stipulation is fair and reasonable, and is advisable and in the best interests of, the Company and its stockholders.
The parties did not discuss or begin negotiating the amount of any petition by Plaintiff’s counsel for an award of attorneys’ fees and expenses until after they had reached agreement on all material terms of the Settlement.
SETTLEMENT TERMS
In consideration for the full settlement and release of all Released Claims (as defined below) and the dismissal with prejudice of the Action, Defendants have agreed that, to the extent DEPs are declared payable to any Company director, those DEPs will not be paid in cash, but instead will be paid via a reduction to the strike price of options that are issued to that director. The Company, Defendants, and Plaintiff acknowledge that this change to the treatment of DEPs provides an economic benefit to the Company and its stockholders in the amount of $23.8 million. In further consideration for the settlement and release of all Released Claims (as defined below) and the dismissal with prejudice of the Action, Defendants have also agreed to implement a series of corporate governance enhancements set forth below. The Company and Defendants acknowledge that Plaintiff and the commencement of this Action were a substantial cause of the economic benefit to the Company and its stockholders and the following governance reforms:

Compensation Committee Charter.

a.The Charter of the Compensation Committee of the Board and other relevant organizational documents shall be amended to prohibit the use of overlapping metrics in the Company’s long-term and short-term incentive plans for executive officers.

Company’s Option Plan.

a.In FY 2022, the Company returned to its AOP vesting criteria for options granted in fiscal 2020, 2021 and 2022.

b.The Defendants will take action to cause the Company’s option plan to use performance-based vesting criteria.

c.The Defendants will take action to cause options granted to vest based only upon achieving the established performance targets for that current year. The Company will not make discretionary changes to those targets during the course of that year.

Chairman of the Board.

a.In August 2021, the Company determined to transition the position of Chairman of the Board to a non-executive position.

b.The Company will take action to cause the position of Chairman of the Board to remain a non-executive position for three years. Thereafter, in the event the position of Chairman of the Board is to become an executive position, the Company will disclose the reasons therefor.

THIS NOTICE CONTAINS ONLY A SUMMARY OF THE TERMS OF THE SETTLEMENT AND DOES NOT PURPORT TO BE A COMPREHENSIVE DESCRIPTION OF THE SETTLEMENT’S TERMS. THE COMPLETE TERMS AND CONDITIONS OF THE SETTLEMENT ARE SET FORTH IN DETAIL IN THE STIPULATION, WHICH HAS BEEN FILED WITH THE COURT.

REASONS FOR SETTLEMENT
Plaintiff and Plaintiff’s counsel thoroughly considered the facts and law underlying the Action. While Plaintiff and Plaintiff’s counsel believe that the derivative claims asserted in the Action continue to have legal merit, in light of the uncertainty and risks inherent in any litigation, and the substantial benefits the Settlement confers on the Company and the Company Stockholders, Plaintiff and Plaintiff’s counsel have determined that the proposed Settlement is fair, reasonable, adequate, and in the best interests of the Company and the Company Stockholders.

Defendants are entering into the Settlement solely because it will eliminate the distraction, burden, expense, and uncertainty of further protracted litigation. Defendants deny, and continue to deny, the principal facts alleged in the Complaint, and specifically deny that any of them has committed or threatened to commit any violations of law, breaches of duty, or other wrongdoing toward the Company, Plaintiff, or anyone else concerning any of the claims or requests for relief set forth in the Complaint. Defendants expressly deny that Plaintiff have asserted any valid claims as to any of them, and expressly deny any and all allegations of fault, liability, wrongdoing, or damages.

This Settlement shall in no event be construed or deemed to be evidence of the factual or legal merit of any of the Released Claims (defined below) or as an admission, in the Action or any other litigation, whether civil, criminal, or administrative, that the Action has merit.

THE SETTLEMENT HEARING
The Settlement Hearing shall be held on November 10, 2022, at 11:00 a.m., before the Delaware Court of Chancery, 500 North King Street, Wilmington, DE 19801 to: (a) determine whether the proposed Settlement, on the terms and conditions provided for in the Stipulation, is fair, reasonable and adequate and in the best interests of TransDigm and the Company Stockholders; (b) determine whether the Court should enter an Order and Final Judgment as provided in the Stipulation and releasing the Plaintiff’s Released Claims and Defendants’ Released Claims (defined below); (c) hear the application by Plaintiff’s counsel for an award of attorneys’ fees and reimbursement of litigation expenses; and (d) rule on such other matters as the Court may deem appropriate.
The Court reserves the right to adjourn the Settlement Hearing or any adjournment thereof, including the consideration of the application for attorneys’ fees and expenses, without further notice of any kind to the Company Stockholders, other than oral announcement at the Settlement Hearing or any adjournment thereof.
The Court reserves the right to approve the Settlement at or after the Settlement Hearing with such modification(s) as may be consented to by the Parties to the Stipulation and without further notice to the Company Stockholders.
The Court reserves the right to hold the Settlement Hearing telephonically or via video conference without further notice.

RIGHT TO APPEAR AND OBJECT
Any Company Stockholder who continues to own shares of the Company common stock as of the date of the Settlement Hearing who objects to the Settlement, the Order and Final Judgment to be entered in the Action, and/or Plaintiff’s counsel’s application for attorneys’ fees and expenses, or who otherwise wishes to be heard, may appear in person or by such member’s attorney at the Settlement Hearing and present evidence or argument that may be proper and relevant; provided, however, that, except for good cause shown, no person shall be heard and no papers, briefs, pleadings or other documents submitted by any person shall be considered by the Court unless not later than fourteen (14) calendar days prior to the Settlement Hearing such person files with the Court and serves upon counsel listed below: (a) a written notice of intention to appear; (b) a statement of such person’s objections to any matters before the Court; and (c) the grounds for such objections and the reasons that such person desires to appear and be heard, documentation evidencing ownership of TransDigm stock and any other documents or writings such person desires the Court to consider. Such filings shall be served by e-filing, hand delivery or overnight mail upon the following counsel:

FARNAN LLP

Brian E. Farnan
Michael J. Farnan
919 North Market Street, 12th Floor
Wilmington, DE 19801
(302) 777-0300
Attorneys for Plaintiff

OF COUNSEL

Gregory Nespole
Daniel Tepper
LEVI & KORSINKY LLP
55 Broadway, 10th Floor
New York, NY 10006
(212) 363-7500

MORRIS NICHOLS ARSHT & TUNNELL LLP

John P. DiTomo
Alexandra Cumings
1201 North Market Street, 16th Floor
Wilmington, DE 19801
(302) 658-9200
Attorneys for the Defendants and Nominal Defendant TransDigm Group Incorporated

OF COUNSEL:

Ryan A. McLeod
Ethan P. Amaker
WACHTELL, LIPTON,
   ROSEN & KATZ
51 West 52nd Street
New York, NY 10019
(212) 403-1000

Unless the Court orders otherwise, any person or entity who does not make his, her or its objection in the manner provided herein shall: (a) be deemed to have waived and forfeited his, her or its right to object to any aspect of the Settlement or any award of attorneys’ fees or expenses; (b) be barred and foreclosed from objecting to the fairness, reasonableness or adequacy of the Settlement, the Order and Final Judgment to be entered approving the Settlement, or any award of attorneys’ fees or expenses; and (c) be deemed to have waived and barred and foreclosed from being heard with respect to any matters concerning the Settlement or any award of attorneys’ fees or expenses.

THE ORDER AND FINAL JUDGMENT
If the Court determines that the Settlement, as provided for in the Stipulation, is fair, reasonable, adequate and in the best interests of the TransDigm and its stockholders, the parties to the Action will ask the Court to enter the Order and Final Judgment, which will, among other things:
a.approve the Settlement as fair, reasonable, adequate and in the best interests TransDigm and its stockholders and direct consummation of the Settlement in accordance with its terms and conditions;
b.determine that the requirements of the rules of the Court and due process have been satisfied in connection with this Notice; and
c.dismiss the Action with prejudice on the merits and grant the releases more fully described below under the heading “Releases” in accordance with the terms and conditions of the Stipulation;
RELEASES
The Stipulation provides that upon Final Court Approval (as defined below) of the Settlement, the following releases will occur:
Release of Claims by Plaintiff and Company Stockholders: The Plaintiff’s Releasees shall fully, finally, and forever release and discharge each and all of the Defendants’ Releasees from any and all of Plaintiff’s Released Claims.
“Final” shall mean that (i) if no appeal is filed, the expiration date of the time for filing or noticing of any appeal of the Judgment; or (ii) if there is an appeal from the Judgment, the date of final dismissal or final affirmance of all such appeals. However, any appeal or proceeding seeking subsequent judicial review pertaining solely to an order issued with respect to attorneys’ fees or expenses shall not in any way delay or preclude the Judgment from becoming Final.
“Final Court Approval” shall mean (i) entry of an Order and Judgment in the form attached as Exhibit C to the Stipulation, which shall release the Released Claims and (ii) the Order and Judgment becoming Final.
“Defendants’ Releasees” shall mean each of Defendants and each of their and TransDigm’s respective parents, subsidiaries, affiliates and controlling persons, and any current or former officer or director of any of the foregoing, and each of their respective past, present, or future family members, spouses, heirs, trusts, trustees, executors, estates, administrators, beneficiaries, distributees, foundations, agents, employees, fiduciaries, partners, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, divisions, affiliates, associated entities, stockholders, principals, officers, directors, managing directors, members, managing members, managing agents, predecessors, predecessors-in-interest, successors, successors-in-interest, assigns, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys (including all Defendants’ counsel in this action), counsel, personal or legal representatives, accountants, insurers, co-insurers, reinsurers, and associates.

“Plaintiff’s Released Claims” shall mean any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (as defined herein), whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, that are, have been, could have been, could now be, or in the future could, can, or might be asserted through the date of the Settlement Hearing, in the Action or in any other court, tribunal, or proceeding by Plaintiff, any other TransDigm stockholder, individually or derivatively on behalf TransDigm, or by TransDigm directly, against any of the Defendants’ Releasees that are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, disclosures, facts, practices, events, claims, or any other matters, things, or causes whatsoever, or any series thereof, that: (a) were alleged, asserted, set forth, claimed, embraced, involved, or referred to in, or related to, in each case, the Action, or (b) which could have been asserted against any of the Releasing Parties regarding (i) the compensation paid to the directors or named executive officers of the Company in Fiscal Year (“FY”) 2020 and FY 2021; (ii) the approval or receipt of compensation to the directors or named executive officers of the Company in FY 2020 or FY 2021; (iii) any disclosures made with respect to the foregoing; and (iv) any operative fact, allegations, claims, or prayers for relief made in the Action. Plaintiff’s Released Claims exclude claims relating to the enforcement of the Settlement.
“Plaintiff’s Releasees” shall mean each of (i) Plaintiff (both individually and derivatively on behalf of TransDigm); (ii) each and every Company Stockholder, and (iii) TransDigm, and each of their respective parents, subsidiaries, affiliates and controlling persons, and any current or former officer or director of any of the foregoing, and each of their respective past, present, or future family members, spouses, heirs, trusts, trustees, executors, estates, administrators, beneficiaries, distributees, foundations, agents, employees, fiduciaries, partners, partnerships, general or limited partners or partnerships, joint ventures, member firms, limited liability companies, corporations, divisions, affiliates, associated entities, stockholders, principals, officers, directors, managing directors, members, managing members, managing agents, predecessors, predecessors-in-interest, successors, successors-in-interest, assigns, financial or investment advisors, advisors, consultants, investment bankers, entities providing any fairness opinion, underwriters, brokers, dealers, lenders, commercial bankers, attorneys (including all Plaintiff’s counsel in the Action), counsel, personal or legal representatives, accountants, insurers, co-insurers, reinsurers, and associates.
Release of Claims by Defendants and TransDigm: The Defendants’ Releasees shall fully, finally, and forever release and discharge each and all of the Plaintiff’s Releasees from any and all of Defendants’ Released Claim.

“Defendants’ Released Claims” shall mean any and all manner of claims, demands, rights, liabilities, losses, obligations, duties, damages, costs, debts, expenses, interest, penalties, sanctions, fees, attorneys’ fees, actions, potential actions, causes of action, suits, agreements, judgments, decrees, matters, issues and controversies of any kind, nature, or description whatsoever, whether known or unknown, disclosed or undisclosed, accrued or unaccrued, apparent or not apparent, foreseen or unforeseen, matured or not matured, suspected or unsuspected, liquidated or not liquidated, fixed or contingent, including Unknown Claims (as defined herein), whether based on state, local, foreign, federal, statutory, regulatory, common, or other law or rule, that are, have been, could have been, could now be, or in the future could, can, or might be asserted through the date of the Settlement Hearing, in the Action or in any other court, tribunal, or proceeding by Defendants’ Releasees against any of the Plaintiff’s Releasees that are based upon, arise out of, relate in any way to, or involve, directly or indirectly, the actions, transactions, occurrences, statements, representations, misrepresentations, omissions, allegations, disclosures, facts, practices, events, claims, or any other matters, things, or causes whatsoever, or any series thereof, that: (a) were alleged, asserted, set forth, claimed, embraced, involved, or referred to in, or related to, in each case, the Action, or (b) which could have been asserted against any of the Defendants’ Releasees regarding (i) the compensation paid to the directors or named executive officers of the Company in Fiscal Year (“FY”) 2020 and FY 2021; (ii) the approval or receipt of compensation to the directors or named executive officers of the Company in FY 2020 or FY 2021; (iii) any disclosures made with respect to the foregoing; and (iv) any operative fact, allegations, claims, or prayers for relief made in the Action, except for claims relating to the enforcement of the Settlement.
The Defendants’ Released Claims and the Plaintiff’s Released Claims are referred to collectively as the “Released Claims.”
Releases Include Unknown Claims.
The Settlement is intended to extinguish all the Released Claims, and consistent with such intention, upon Final Approval of the Settlement, the Parties shall waive and relinquish to the fullest extent permitted by law, the provisions, rights and benefits of any state, federal or foreign law or principle of common law, which may have the effect of limiting the release set forth in the Stipulation.
The contemplated releases given by the parties granting the release (the “Releasing Parties”) extend to claims that the Releasing Parties did not know or suspect to exist at the time of the release, which if known, might have affected the decision to enter into this release (“Unknown Claims”). The Releasing Parties shall be deemed to have waived any and all provisions, rights, and benefits conferred by any law of the United States, any law of any state, or principle of common law which governs or limits a person’s release of unknown claims to the fullest extent permitted by law. The Releases contained in this Settlement Agreement are not general releases. Nonetheless, the Releasing Parties shall be deemed to relinquish, to the full extent permitted by law, the provisions, rights, and benefits of Section 1542 of the California Civil Code, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

APPLICATION FOR ATTORNEYS’ FEES AND EXPENSES AND SERVICE AWARD
Defendants acknowledge that Plaintiff is entitled to reasonable attorneys’ fees and expenses for the benefits obtained for the Company as a result of this litigation and the Settlement. Subject to the terms and conditions of the Stipulation and any Order of the Court, Plaintiff may apply to the Court for an award of attorneys’ fees and expenses to Plaintiff’s counsel for up to $2.8 million (“Fee Application”) and a service award to Plaintiff not to exceed $4,000 to be paid out of any award of attorneys’ fees and expenses. Within ten (10) business days of the final approval of the Settlement (as defined in the Stipulation), Defendants or their representatives shall cause to be paid on Defendants’ behalf to Plaintiff’s counsel any attorneys’ fees and expenses that are awarded by the Court.
NOTICE TO PERSONS OR ENTITIES THAT HOLD OWNERSHIP ON BEHALF OF OTHERS
Brokerage firms, banks and/or other persons or entities who hold shares of the common stock of TransDigm for the benefit of others are requested to promptly send this Notice to all of their respective beneficial owners. If additional copies of the Notice are needed for forwarding to such beneficial owners, any requests for such copies may be made to:
Broadridge Investor Communications Solutions, Inc.
51 Mercedes Way
Edgewood NY 11717
Attn: BCIS Corporate Actions
Email: BCISClassActionMailingService@broadridge.com

SCOPE OF THIS NOTICE AND ADDITIONAL INFORMATION
The foregoing description of the Settlement Hearing, the Action, the terms of the proposed Settlement and other matters described herein do not purport to be comprehensive. Accordingly, Company Stockholders are referred to the documents filed with the Court in the Action. PLEASE DO NOT WRITE OR CALL THE COURT.
Inquiries or comments about the Settlement may be directed to the attention of Plaintiff’s counsel as follows:
FARNAN LLP

Brian E. Farnan
Michael J. Farnan
919 North Market Street, 12th Floor
Wilmington, DE 19801
(302) 777-0300

Attorneys for Plaintiff

OF COUNSEL

Gregory Nespole
LEVY & KORSINKY LLP
55 Broadway, 10th Floor
New York, NY 10006
(212) 363-7500

Dated: August 26, 2022
/s/ Susan Judge
Susan Judge
BY ORDER OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE